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                                                                    EXHIBIT 23.1


                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

We consent to the use of our report dated January 27, 1997, included in the Annual Report on Form 10-K of Echo Bay Mines Ltd. for the year ended December 31, 1996, with respect to the consolidated financial statements, as amended, included in this Form 10-K/A-1.



Edmonton, Canada                         /s/ Ernst & Young
February 11, 1998                        Chartered Accountants